Exhibit 99.1

WESTFIELD FINANCIAL INC. NASDAQ: WFD STIFEL NICOLAUS BANK CONFERENCE NOVEMBER 2, 2011

FORWARD – LOOKING STATEMENTS Today’s presentation may contain “forward-looking statements” which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to: general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all of our forward-looking statements in today’s presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events

HIGHLIGHTS Very well capitalized. Stockholders’ equity/total asset ratio of 18.20% High credit quality. Nonperforming loans of 0.51% Deposits increased by $27.2 million, or 3.9% for the twelve months ended September 30, 2011. Total loans increased by 11.9%, with residential mortgages increasing by $69.7 million for the twelve months ended September 30, 2011.

OVERVIEW Headquartered in Westfield, MA 11 branches offices located throughout Hampden County Preferred SBA Lender Capital Ratios among the highest in Massachusetts. Did not participate in TARP.

STRATEGY Main focus on Commercial & Industrial and Commercial Real Estate portfolios by targeting businesses in Western Massachusetts and Northern Connecticut. C & I relationships include transactional deposit account relationships. Growth in residential real estate portfolio to diversify risk and deepen customer relationships. Maintain arrangement with a third-party mortgage company which underwrites and services residential loans, thereby reducing overhead cost for Westfield Bank.

ELECTRONIC BANKING Enhanced electronic banking capabilities including mobile banking and financial management tools. Added billing and invoice, payroll and online merchant service processing options for small businesses. Expanded ATM network with 5 new machines, 3 of which are on a university campus.

TOTAL ASSETS 997 1,040 1,109 1,191 1,239 1,263 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 Millions 7

TOTAL RETURN PERFORMANCE* *Source: SNL Financial

STRONG CREDIT QUALITY Sept 30, 2011 Dec 31, 2010 Allowance loan loss as a 1.30% 1.36% percentage to total loans Nonperforming loans as a 0.51% 0.63% percentage of total loans Nonperforming assets as a 0.31% 0.28% percentage of total assets

ASSET QUALITY RATIOS 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Percentage Allowance for loan loass as percent of total loans Nonperforming loans as a percent of total loans  Nonperforming assets as a percentage of total assets

NONPERFORMING & DELINQUENT LOANS Nonperforming loans of $2.8 million or 0.51% of total loans Primarily made up of 3 borrowers totaling $1.9 million Loans delinquent 30-89 days totaling $7.6 million

NONPERFORMING LOANS (DOLLARS IN MILLIONS) Residential Real Estate $0.87 31% Commercial & Industrial $0.15 5% Commercial Real Estate $1.78 64%

CAPITAL MANAGEMENT Possible uses of capital: Pay dividends to shareholders Repurchase shares of our common stock Fund organic growth or leverage the balance sheet Finance acquisitions of other financial institutions or other businesses related to banking

DIVIDENDS DECLARED 2011 Regular Dividends $ 0.24 Special Dividends 0.30 Calendar Year 2011 $ 0.54 2010 Regular Dividends $ 0.22 Special Dividends 0.30 Calendar Year 2010 $ 0.52 2009 Regular Dividends $ 0.20 Special Dividends 0.30 Calendar Year 2009 $ 0.50

STOCK REPURCHASE PLAN On May 25, 2010 the Board of Directors authorized a second repurchase for up to 2.9 million shares (10% of our outstanding shares). There were 1.9 million shares purchased under this plan as of September 30, 2011.

STOCKHOLDER’S EQUITY/TOTAL ASSETS The decrease in equity was primarily due to stock repurchases, along with regular and special dividends 29.03 27.56 23.44 20.76 17.85 18.20 0.00% 10.00% 20.00% 30.00% 40.00% Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 Percentage

4 Banks 15% and over 9 banks 12.5% - 14.99% 13 Banks 10% - 12.49% 27 Banks Under 10% EQUITY CAPITAL MASSACHUSETTS BANKS ASSETS OF $500 MILLION - $5 BILLION AS OF SEPTEMBER 30, 2011* *Source: Massachusetts Bankers Association Westfield Bank over 17%

TOTAL LOAN PORTFOLIO (DOLLARS IN MILLIONS) Commercial real estate (owner occupied) $96.9 17% Commercial real estate (non-owner occupied) $123.9 23% Consumer loans $2.6 1% Residential real estate $156.2 29% Home equity $36.7 7% Commercial and industrial $127.2 23%

MARKET SEGMENT BREAKDOWN (DOLLARS IN MILLIONS) Manufacturing $56.1 16% Wholesale Trade $39.6 11% Retail Trade $27.4 8% Real Estate, Rental & Leasing $112.7 32% Professional, Scientific & Technical $27.1 8% Educational & Health Care $23.8 7% Arts, Entertainment & Recreation $25.1 7% Other $36.7 10%

COMMERCIAL LOAN RELATIONSHIPS (DOLLARS IN MILLIONS) $6 Million & <= $15 million $134.6 38% Over $15 million $54.9 15% Under $6 Million $167.9 47%

NET LOAN PORTFOLIO 385 415 472 469 502 537 $350 $425 $500 $575 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 Millions

COMMERCIAL & INDUSTRIAL LOANS 100 117 154 145 135 127 $0 $30 $60 $90 $120 $150 $180 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 Millions

RESIDENTIAL LOANS (INCLUDING HOME EQUITY) 109 108 98 99 149 193 $0 $30 $60 $90 $120 $150 $180 $210 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 Millions

RESIDENTIAL LOAN PROGRAM We process substantially all of our originations of residential real estate loans through a third-party mortgage company. Residential real estate borrowers submit applications to us, but the loan is approved by and closed on the books of the mortgage company. In recent months, we have purchased loans from this third-party mortgage company as a means of diversifying the loan portfolio improving net interest income. Nearly half of the loans we bought back in recent months were from applications originated by Westfield Bank. The remainder was originated by the mortgage company’s originators in western Massachusetts and northern Connecticut.

RESIDENTIAL REAL ESTATE LOANS PURCHASED OCTOBER 2010 – SEPTEMBER 30, 2011 Loan applications originated by: Westfield Bank $37.9 million 45.8% Third Party Mortgage Co. $44.8 million 54.2% Total $82.7 million Weighted Average LTV: 69.4%

SECURITIES PORTFOLIO (DOLLARS IN MILLIONS) Government Sponsored Enterprise Debt $28.7 4.6% Equity Securities $5.5 0.9% Private Label Mortgage Backed Securities $1.7 0.3% GSE Mortgage Backed Securities $546.3 87% Massachusetts Municipal Bonds $45.7 7.2%

SECURITIES PORTFOLIO PRIVATE LABEL MBS AMORTIZED COST: $2.2 MILLION MARKET VALUE: $1.7 MILLION 91.8% 0.3% 6.5% 0.3% 0.4% 0.9% Treasury/Agency AAA AA & A Less than A Split Ratings Not Rated

TOTAL DEPOSITS In 2007 and 2008 management placed less emphasis on gathering time deposits in favor of lower cost alternative funding

DEPOSIT MIX (DOLLARS IN MILLIONS) December 31, 2007 Total deposits grew by $117.8 million, 19.5% Non-maturity deposits grew by $148.4 million, 59.5% September 30, 2011 Time $353.4 59% Savings/ Money Market $121.6 20% Int. Bearing Checking $42.4 7% Non-interest Checking $85.3 14% Time $322.8 45% Savings/Money Market $215.8 30% Int. Bearing Checking $82.2 11% Non-interest Checking $99.7 14%

SHORT AND LONG TERM BORROWINGS $375 $300 $225 $150 $75 $0 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 73 137 223 288 301 303

NET INTEREST MARGIN (fully taxable equivalent basis) 4.00% 3.00% 2.00% 1.00% 0.00% 20 '10 30 '10 40 '10 10 '11 20 '11 30 '11 2.70 2.58 2.40 2.72 2.75 2.64

NET INCOME Millions $0 $2 $4 $6 $6 $8 $10 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 4.7 8.7 6.7 5.5 3.0 4.3

DILUTED EARNINGS PER SHARE $0.00 $0.10 $0.20 $0.30 $0.40 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Sep-11 0.15 0.28 0.22 0.18 0.11 0.16

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